Supplement dated July 13, 2021
to the Prospectus and Statement of Additional Information
dated January 31, 2021
for the
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX

Effective immediately, Mr. Scott Roberts no longer serves as Portfolio Manager to the Ziegler Senior Floating Rate Fund (the “Fund”). All references to Mr. Scott Roberts in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety. Senior Portfolio Managers George Marshman and Roberta Goss and Portfolio Manager Todd Murray will continue to manage the Fund.
In addition, the Fees and Expenses of the Fund table and the Example table are amended and restated as shown below to reflect estimated acquired fund fees and expenses of the Fund investing in other investment companies.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. You may qualify for a sales charge waiver if you or your family invest, or agree to invest in the future, at least $1,000,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in the Prospectus on page 22 under the heading “Qualifying for a Reduced Class A Sales Charge” and in the Fund’s statement of additional information (the “SAI”) on page 25 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A		Class C		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares or current market value, whichever is less)	1.00%	[1]	1.00%	[2]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None		None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%		None		None
Exchange Fee	None		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%	0.53%	0.54%
Acquired Fund Fees and Expenses [3]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.21%
Less: Fee Waiver and/or Expense Reimbursement [4]	-0.44%	-0.44%	-0.45%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	1.76%	0.76%
1.Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors.
2.There is a maximum deferred sales charge of 1.00% if you redeem within 1 year of purchase. This charge is waived for certain investors.
3.Estimated for the current fiscal year.
4.Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.99%, 1.74%, and 0.74% of average daily net assets of the Fund’s Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2022 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period; incorporates front-end sales charge)	$524	$823	$1,143	$2,050
Class C (with redemption at end of period)	$279	$646	$1,140	$2,500
Class C (without redemption at end of period)	$179	$646	$1,140	$2,500
Institutional Class (with or without redemption at end of period)	$78	$340	$622	$1,426

The SAI is amended to add the language as below under the heading “Investment Policies.”
Investment in other investment companies
The Fund may invest in securities of other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The spread between ask and bid prices quoted during the course of the day could be considered a premium or discount for the ETF at closing, which could affect the investment. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company in which it invests, including advisory fees. As a result, with respect to the Fund’s investment in other investment companies, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Fund. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investing in securities issued by investment companies and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF.
Lastly, consistent with a long-planned retirement previously communicated to the Board of Trustees of Trust for Advised Portfolios, Albert J. DiUlio, S.J. resigned from the Board of Trustees effective as of the close of business on May 19, 2021. Accordingly, all references and information pertaining to Mr. DiUlio are hereby removed.

Please retain this supplement with your Prospectus and Statement of Additional Information
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